EXHIBIT 10.3

CONFORMING AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

This CONFORMING AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Conforming Amendment”) is made and entered into as of the 25th day of July, 2006, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries (other than Excluded Subsidiaries and the Non-Borrower Subsidiaries) listed on Schedule 1 to the Amended and Restated Revolving Credit Agreement dated as of April 28, 2005, (as the same may be amended and in effect from time to time, the “Credit Agreement”) (together with the Parent, collectively the “Borrowers”), the lenders wishing to advance a portion of the Term B Loan pursuant to Section 2.14 of the Credit Agreement (collectively, the “Term B Lenders” and, individually, a “Term B Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers have requested a Term B Loan in the principal amount of $90,000,000 and an increase of $10,000,000 to the Commitment amount; and

WHEREAS, pursuant to Section 2.14(b)(v) of the Credit Agreement, certain conforming changes to the Credit Agreement are set forth herein in order to effect the addition of the Term B Loan;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Definitions. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

2.             Amendments to Section 1.01 of the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of the first full paragraph following the table contained in the definition of “Applicable Rate” the following sentence

“During the period commencing from the Term B Loan Date until the date on which the Borrowers deliver to the Administrative Agent a Compliance Certificate for the second full fiscal quarter ending after such Term B Loan Date, the Applicable Rate for the Term B Loan shall be the Applicable Rate set forth in Level VI in the table above.”

(b)           Section 1.01 of the Credit Agreement is hereby amended by inserting the rates applicable to Term B Loans by adding two new columns under the heading “Term B” to the existing table contained in the definition of “Applicable Rate”, so that the amended table shall appear as follows:

Applicable Rate
		Committed Loans			Term B Loans
Level	Ratio of Consolidated Total Funded Debt to Consolidated EBITDA	Base Rate Loans	Eurodollar Rate Loans	Commitment Fee	Base Rate Loans	Eurodollar Rate Loans

I	Less than 2.75:1.0	0.00%	1.50%	0.375%	0.50%	1.75%

II	Greater than or equal to 2.75:1.0 and less than 3.25:1.0	0.00%	1.75%	0.375%	0.50%	1.75%

III	Greater than or equal to 3.25:1.0 and less than 3.75:1.0	0.25%	2.00%	0.500%	0.50%	1.75%

IV	Greater than or equal to 3.75:1.0 and less than 4.25:1.0	0.50%	2.25%	0.500%	0.50%	1.75%

V	Greater than or equal to 4.25:1.0 and less than 4.75:1.0	0.50%	2.50%	0.500%	0.50%	1.75%

VI	Greater than or equal to 4.75:1.00	0.50%	2.75%	0.500%	0.50%	2.00%

(c)           The definition of the term “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by inserting after the words “Committed Loan Notice” the following words: “or Term B Loan Notice, as the case may be”;  and

(d)           The definition of the term “Request for Credit Extension” in Section 1.01 of the Credit Agreement is hereby amended by:

(i)            inserting in subsection (a) after the words “Committed Loan Notice” the following words “or Term B Loan Notice, as the case may be”; and

(ii)           deleting in subsection (a) the word “Committed” before the word “Loans”.

3.             Amendments to Section 2.07 of the Credit Agreement.  Section 2.07 of the Credit Agreement is hereby amended by inserting the following new subsection (c):

“(c)         The Borrower shall repay to the Term B Lenders the principal amount of the Term B Loan in three (3) consecutive annual installment payments, each such payment equal to one percent (1%) of the original principal amount of the Term B Loan, which are due and payable on the first, second and third anniversary of the Term B Loan Date, with a final balloon payment on the Maturity Date in an amount equal to the unpaid balance of the Term B Loan plus accrued and unpaid interest.”

4.             Amendments to Section 2.08 of the Credit Agreement.  Section 2.08(a) of the Credit Agreement is hereby amended by deleting the word “Committed” found in subsections (a)(i) and (a)(ii) therein.

5.             Amendments to Section 3.03 of the Credit Agreement.  Section 3.03 of the Credit Agreement is hereby amended by deleting the word “Committed” before the word “Borrowing” in the last sentence of such Section 3.03.

6.             Amendments to Section 10.06 of the Credit Agreement.  Section 10.06(b)(i) of the Credit Agreement is hereby amended by inserting the parenthetical “(or $1,000,000, in the case of a Term B Lender)” after the following dollar amount “$5,000,000”.

7.             Amendments to Schedule 2.01 of the Credit Agreement.  Schedule 2.01 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule 2.01 as set forth on Schedule A attached hereto.  Such Schedule 2.01 shall reflect an increase in the Commitment of any Revolving Lender in the total amount of $10,000,000.

8.             No Waiver.  Except as a result of the amendments set forth in §§ 2 through 6 of this Conforming Amendment, nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to otherwise modify any provision of the Credit Agreement, or (ii) give raise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

9.             Conditions to Effectiveness.  This Conforming Amendment shall become effective as of the date (the “Term B Loan Date”) when each of the following conditions is met:

(a)           receipt by the Administrative Agent of this Conforming Amendment duly and properly authorized, executed and delivered by each of the respective parties hereto;

(b)           receipt by the Administrative Agent of payment in cash of the fees in the amounts specified in the Fee Letter dated June       , 2006, by and between the Borrowers, the Administrative Agent and the Arranger;

(c)           payment of all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with the preparation and negotiation of this Conforming Amendment;

(d)           receipt by the Administrative Agent of a certificate dated as of the Term B Loan Date signed by a Responsible Officer of the Parent certifying and attaching the resolutions adopted by each of the Borrowers authorizing the Borrower to enter into and approving the Term B Loan;

(e)           receipt by the Administrative Agent of a certificate dated as of the Term B Loan Date signed by a Responsible Officer of the Parent certifying that before and after giving effect to the Term B Loan, (i) the applicable conditions set forth in Sections 4.02(a) and (b) of the Credit Agreement will be satisfied and (ii)(A) the Term B Loan is permitted senior Indebtedness under the existing Senior Subordinated Debt Documents and (B) no default under the existing Senior Subordinated Debt Documents has occurred and is continuing or would result after giving effect to the transactions contemplated by the Loans; and

(f)            receipt by the Administrative Agent, upon the request of any Lender, of a Note evidencing such Lender’s portion of the Term B Loan or any increase in its Commitment duly and properly authorized, executed and delivered by the Borrowers.

                10.          Representations and Warranties.  The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)           The execution, delivery and performance of this Conforming Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other company or partnership documents) of the Borrowers or any agreement or other instrument binding upon the Borrowers, including, without limitation, the Indenture.

(b)           The execution, delivery and performance of this Conforming Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)           The execution, delivery and performance by the Borrowers of this Conforming Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained, if any.

(d)           The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by this Agreement (as amended by the Conforming Amendment) and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect.  For purposes of this Section 10(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.04(a) of the Credit Agreement.

(e)           After giving effect to this Conforming Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

11.          Ratification, etc.  Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  This Conforming Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Conforming Amendment.

12.          Agreement of Term B Lenders.

(a)           Subject to the terms and conditions of this Conforming Amendment, each Term B Lender hereby agrees to fund, without recourse to the Lenders or the Administrative Agent, on the Term B Loan Date, that portion of the Term B Loan equal to the amount set forth on Schedule A attached hereto opposite its name, in accordance with the terms and conditions set forth herein and in the Credit Agreement.  Each Term B Lender, if not a Lender party to the Credit Agreement immediately prior to giving effect to this Conforming Amendment, hereby agrees to be bound by, and hereby requests the agreement of the Borrowers and the Administrative Agent that each Term B Lender shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement as if such Term B Lender had been one of the lending institutions originally executing the Credit Agreement as a “Lender”; provided that nothing herein shall be construed as making any of the Term B Lenders liable to the Borrowers or the other Lenders in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Term B Loan Date.

(b)           Each Term B Lender (a) represents and warrants that (i) it is duly and legally authorized to enter into this Conforming Amendment, (ii) the execution, delivery and performance of this Conforming Amendment does not conflict with any provision of law or of the charter or by-laws of such Term B Lender, or of any agreement binding on such Term B Lender, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Conforming Amendment, and to render the same the legal, valid and binding obligation of such Term B Lender, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.04 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this

Conforming Amendment; (c) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is eligible to become a party to this Conforming Amendment under the terms and conditions of the Credit Agreement; (e) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

13.          Payments to Term B Lenders.  From and after the Term B Loan Date, the Borrowers shall make all payments in respect of the Term B Lenders’ portion of the Term B Loan, including payments of principal, interest, fees and other amounts, to the Administrative Agent for the account of each of the Term B Lenders.

14.          Governing Law.  THIS CONFORMING AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

15.          Counterparts.  This Conforming Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Conforming Amendment by telecopy shall be as effective as delivery of an original executed counterpart of this Conforming Amendment.

16.          Copy of Conformed Credit Agreement.  A copy of the conformed Credit Agreement incorporating the First Amendment to the Amended and Restated Credit Agreement, dated as of June 2, 2006 and this Conforming Amendment is attached hereto as Exhibit A.

17.          Term B Loan Notice.  Attached hereto as Exhibit B is a Form of Term B Loan Notice.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Conforming Amendment to Amended and Restated Revolving Credit Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Senior Vice President and
Chief Financial Officer

ALL CYCLE WASTE, INC.
ATLANTIC COAST FIBERS, INC.
B. AND C. SANITATION CORPORATION
BLASDELL DEVELOPMENT GROUP, INC.
BRISTOL WASTE MANAGEMENT, INC.
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT OF CAPE COD, INC.
CASELLA WASTE MANAGEMENT OF HOLLISTON, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF
PENNSYLVANIA, INC.
CASELLA WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
FOREST ACQUISITIONS, INC.
GRASSLANDS, INC.
HAKES C & D DISPOSAL, INC.
HARDWICK LANDFILL, INC.

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

HIRAM HOLLOW REGENERATION CORP.
K-C INTERNATIONAL, LTD.
KTI BIO-FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.
MECKLENBURG COUNTY RECYCLING, INC.
NATURAL ENVIRONMENTAL, INC.
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
NORTHERN SANITATION, INC.
PERC, INC.
PINE TREE WASTE, INC.
R.A BRONSON, INC.
RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.
RESOURCE TRANSFER SERVICES, INC.
RESOURCE WASTE SYSTEMS, INC.
SCHULTZ LANDFILL, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
WASTE-STREAM, INC.
WESTFIELD DISPOSAL SERVICES, INC
WINTERS BROTHERS, INC.

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

CASELLA RTG INVESTORS CO., LLC

By: Casella Waste Systems, Inc., its sole member

	By:	/s/ Richard A. Norris
		Name:	Richard A. Norris
		Title:	Senior Vice President and
Chief Financial Officer

THE HYLAND FACILITY ASSOCIATES

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

	By:	KTI Environmental Group, Inc., its general partner

	By:	/s/ Richard A. Norris
		Name:	Richard A. Norris
		Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

PERC MANAGEMENT COMPANY, Limited Partnership

By: PERC, Inc., its general partner

	By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

ROCHESTER ENVIRONMENTAL PARK LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

CWM ALL WASTE LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

GROUNDCO LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

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Signature Pages to Conforming Amendment

NEWSME LANDFILL OPERATIONS LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

ROCKINGHAM SAND & GRAVEL, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

TEMPLETON LANDFILL LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Duly Authorized Agent

CASELLA MAJOR ACCOUNT SERVICES LLC

	By:	Casella Waste Systems, Inc., its
sole member

	By:	/s/ Richard A. Norris
		Name:	Richard A. Norris
		Title:	Senior Vice President and
Chief Financial Officer

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Signature Pages to Conforming Amendment

CASELLA WASTE SERVICES OF ONTARIO LLC

By:	New England Waste Services of
N.Y., Inc., its sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

NEWS OF WORCESTER LLC

By:	Casella Waste systems, Inc., its
sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Senior Vice President and
Chief Financial Officer

TRILOGY GLASS LLC

By:		New England Waste Services of
N.Y., Inc., its sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

BLUE MOUNTAIN RECYCLING, LLC

By: FCR, LLC, its manager

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

CHEMUNG LANDFILL LLC

	By:	New England Waste Services of N.Y., Inc.,
its sole member

		By:	/s/ Richard A. Norris
			Name:	Richard A. Norris
			Title:	Vice President and Treasurer

COLEBROOK LANDFILL LLC

	By:	New England Waste Services, Inc., its sole
member

		By:	/s/ Richard A. Norris
			Name:	Richard A. Norris
			Title:	Vice President and Treasurer

LEWISTON LANDFILL LLC

	By:	New England Waste Services of ME, Inc.,
its sole member

		By:	/s/ Richard A. Norris
			Name:	Richard A. Norris
			Title:	Vice President and Treasurer

FAIRFIELD COUNTY RECYCLING, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

FCR CAMDEN, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR FLORIDA, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR GREENSBORO, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR GREENVILLE, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR MORRIS, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR REDEMPTION, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

FCR TENNESSEE, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

KTI RECYCLING OF NEW ENGLAND, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

RESOURCE RECOVERY SYSTEMS, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

U.S. FIBER, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

FCR, LLC

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

NH INVESTORS CO., LLC

By: Casella NH Investors Co., LLC
By: Casella NH Power Co., LLC

By: KTI, Inc.

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and
Treasurer

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Signature Pages to Conforming Amendment

RECOVERY TECHNOLOGIES OPERATIONS LLC

By: NH Investors Co., LLC

By: Casella NH Investors Co., LLC
By: Casella NH Power Co., LLC

By: KTI, Inc.

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and
Treasurer

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Signature Pages to Conforming Amendment

CASELLA NH INVESTORS CO. LLC

By: KTI, Inc., its sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

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Signature Pages to Conforming Amendment

CASELLA NH POWER CO., LLC

By: KTI, Inc., its sole member

By:	/s/ Richard A. Norris
	Name:	Richard A. Norris
	Title:	Vice President and Treasurer

Signature Pages to Conforming Amendment

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

Signature Pages to Conforming Amendment

BANK OF AMERICA, N.A.,
as a Term B Lender

By:	/s/ Maria F. Maia
	Name:	Maria F. Maia
	Title:	Managing Director

Signature Pages to Conforming Amendment